SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2003

STATION CASINOS, INC
(Exact name of registrant as specified in its charter)

Nevada	000-21640	88-0136443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 367-2411

N/A
(Former name or former address, if changed since last report)

ITEM 5.                                                     OTHER EVENTS.

On July 24, 2003, the Company announced that Lynette Boggs McDonald has been named to its Board of Directors.

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Exhibits

99.1  Press release dated as of July 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Station Casinos, Inc.

Date: July 25, 2003	By:	/s/ Glenn C. Christenson
Glenn C. Christenson
Executive Vice President, Chief
Financial Officer, Chief Administrative
Officer and Treasurer